                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 19, 2003


                       EXCHANGE NATIONAL BANCSHARES, INC.
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             (Exact name of Registrant as specified in its charter)

        Missouri                       0-23636                   43-1626350
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(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)




132 East High Street, Jefferson City, Missouri                      65101
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   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code    (573) 761-6100


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 19, 2003, Exchange National Bancshares, Inc. issued a press release announcing that its board of directors had approved a quarterly cash dividend of 18 cents per share, payable January 1, 2004 to shareholders of record at the close of business on December 15, 2003. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit No.                             Description
-----------                ------------------------------------------------
Exhibit 99                 Exchange National Bancshares, Inc. press release
                           dated November 19, 2003.

                                      * * *


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EXCHANGE NATIONAL BANCSHARES, INC.


Date: November 19, 2003
                                           By: /s/ JAMES E. SMITH
                                               ---------------------------------
                                               James E. Smith
                                               Chairman and CEO


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

                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------                ------------------------------------------------
Exhibit 99                 Exchange National Bancshares, Inc. press release
                           dated November 19, 2003.


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